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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                       Date of Report: September 16, 2002


                        CHASE MANHATTAN AUTO OWNER TRUST
                  Series 2000-A, Series 2001-A, Series 2001-B,
                         Series 2002-A and Series 2002-B
--------------------------------------------------------------------------------
                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
           (Exact name of the registrant as specified in its charter)


         United States                   333-74600                22-2382028
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)


            White Clay Center, Building 200, Newark, DE          19711
            -------------------------------------------        ----------
            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (302) 575-5000


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Item 5.  Other Events:

         Chase Manhattan Bank USA, National Association ("Chase USA") is the registrant of a number of outstanding Series of Chase Manhattan Auto Owner Trusts. Each Series of Chase Manhattan Auto Owner Trusts issued multiple series of Asset Backed Securities.

         On September 16, 2002, Chase USA, as servicer, distributed monthly interest to the holders of the Notes and Certificates of Series 2000-A, Series 2001-A, Series 2001-B, Series 2002-A and Series 2002-B. Chase USA furnished copies of the monthly statement to certificateholders for the above referenced Series to such holders as required by the related Sale and Servicing Agreement. Copies of the related monthly statement to certificateholders are being filed as
Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly statements to certificateholders with respect to the September 16, 2002 distribution.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 27, 2002



                                   By: CHASE MANHATTAN BANK USA,
                                   NATIONAL ASSOCIATION
                                   as Servicer


                                   By:  /s/ Patricia M. Garvey
                                        -----------------------------------
                                        Name:    Patricia M. Garvey
                                        Title:   Vice President



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                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.                     Description
-------------                   -----------
20.1                            Monthly Statements to Certificateholders dated
                                September 16, 2002.